UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2014

FTE NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-31355	81-0438093
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

5495 Bryson Drive, Suite 423 Naples, FL (Address of principal executive offices)	34109 (Zip Code)

877-878-8136

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 8, 2014, FTE Networks, Inc. (the “Company”) entered into an Offer of Settlement (the “Agreement”) with the U.S. Securities and Exchange Commission, regarding the Administrative Proceeding (File No. 3-16024) previously reported on September 8, 2014 by the Company via Current Report on Form 8-K. A complete copy of the Agreement is attached as Exhibit 10.1 hereto and is incorporated herein in its entirety by reference.

On September 10, 2014, the Company announced the Agreement via a press release (the “Press Release”). A complete copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibit No. Description:

EXHIBIT NO.	DESCRIPTION	LOCATION
10.1	Offer of Settlement of FTE Networks, Inc.	Provided herewith
99.1	Press Release	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTE NETWORKS, INC.

By:	/s/ Michael Palleschi
Michael Palleschi
Chief Executive Officer

Date: September 10, 2014

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